Equity (Q2)	6 Months Ended
Jun. 30, 2023
Equity [Abstract]
Equity
11. Equity
Mezzanine Equity - New Class C Units
The membership interests of the Company is divided into units. The holders of Class A Units, the holders of Class A-1 Units and the holders of Class C Units are entitled to vote on any matters in which the members are entitled to vote. Class B Units are non-voting. The Class C Units (“Preferred Units”) are contingently Redeemable Convertible Preferred Units and classified as mezzanine equity because the units are redeemable five years from the issuance date, at the option of the holder. As of June 30, 2023, the Preferred Units are recorded at their initial carrying value, net of offering costs. The Class C Units are not being accreted to redemption value, as the redemption is not probable.
Dividends
The Preferred Units accrue dividends (“Class C Units Preferred Return”) at a cumulative, semiannually-compounded return of 8% per annum based on the original Net Invested Capital Contributions of $65.0 million. The accrual shall be calculated on June 30 and December 30 and with respect to the semiannually-compounded return, no interest is required to be paid on any present or future Class C Units Preferred Returns. The Class C Units also participate in distributions with the Class A, Class A-1, and Class B Units.
Voting and Redemption Rights
The holders of the Preferred Units are entitled to elect and appoint one of the managers (“Class C Manager”) to the Board of Managers. All other managers are appointed by the Class A members. There are no restrictions on which matters the Preferred Units are entitled to vote.
After the fifth anniversary of the Effective Date (June 7, 2028), the holders of a majority of the Class C Units shall have the right to cause the Company to redeem all of the Class C Units. The Company shall redeem all of the Class C Units for a redemption price per Class C Unit equal to the greater of (i) the Class C Liquidation Preference and (ii) the Fair Market Value of a Class C Unit (the “Class C Redemption Price”). The Class C Liquidation Preference is defined as an amount equal to the sum of (a) the Class C Preferred Return of such Class C Member and (b) the amount of such Class C Member’s Net Invested Capital Contributions of $65.0 million.
Conversion Rights
Each Preferred Unit is convertible, at the option of the holder, at any time, and without the payment of additional consideration by the holder, into such number of fully-paid Class A Units as is determined by dividing the Class C Liquidation Preference by the Class C Conversion Price in effect at the time of conversion. The Conversion Rights shall terminate at the close of business on the day prior to the date of an Exit Event.
Liquidation Preferences
In the event of voluntary or involuntary liquidation, dissolution or winding up of the Company or an Initial Public Offering (IPO) or Exit Event, the Preferred Units have preferential liquidation rights. The amount of distributable assets would be distributed as follows:
(i)	First, to the holders of Preferred Units until the aggregate amount distributed to each Class C member is sufficient to provide for the greater of:
•
the full payment of the Class C Preferred Return of such Class C Member accrued to date and the full payment of the Class C Applicable Percentage multiplied by the Net Invested Capital Contribution of such Class C Member; or

•	the amount distributable upon conversion of such Class C Units into Class A Units.
(ii)	Second, to the holders of the Class A-1 Units, Class A Units and the Class B Units on a pro rata basis determined by reference to their respective Percentage Interests.
The Class C Applicable Percentage is defined as a percentage equal to (a) one hundred twenty-five percent (125%) if an Exit Event, dissolution, liquidation, or winding-up occurs prior to June 7, 2024, (b) one hundred twenty percent (120%) if an Exit Event, dissolution, liquidation, or winding up occurs after June 7, 2024, but prior to June 7, 2025, (c) one hundred fifteen percent (115%) if an Exit Event, dissolution, liquidation, or winding-up occurs after June 7, 2025, but prior to June 7, 2026, (d) one hundred ten percent (110%) if an Exit Event, dissolution, liquidation, or winding up occurs after June 7, 2026, but prior to June 7, 2027, (e) one hundred five percent (105%) if an Exit Event, dissolution, liquidation, or winding-up occurs after June 7, 2027, but prior to June 7, 2028, (f) one hundred percent (100%) if an Exit Event, dissolution, liquidation, or winding-up occurs after June 7, 2029.
Option to Purchase Additional Shares
In accordance with the terms of the Amended and Restated Class C Convertible Preferred Unit Purchase Agreement dated June 7, 2023, GEF AON Holdings Corp. has an option to purchase an additional 378 AON Class C Units until the closing of the Business Combination at a purchase price of $26,423 per Unit (“Option Feature”). The Company has determined that this Option Feature is required to be accounted for as a derivative in accordance with ASC 815. The Option Feature has been recorded at its fair value at June 30, 2023 and is included in accrued other in the condensed consolidated balance sheets. On June 7, 2023, the fair value of the Option Feature was recorded as an offset to the Class C Units in mezzanine equity, in the amount of $1.4 million. The Option Feature will be remeasured at each reporting period with any adjustments being charged to earnings.
The fair value of the Option Feature was determined using Level 3 inputs. The fair value was estimated at June 30, 2023 using the Black-Scholes Option Pricing model using the following assumptions:

Expected annual dividend yield	0.0%
Expected volatility	65.0%
Risk-free rate of return	5.4%
Expected option term (years)	0.25
Distributions to Class A and Class A-1 Members
On March 4, 2020, the Company entered into the Second Amended and Restated Limited Liability Agreement (“Second Operating Agreement”) which established another class of equity, Class A-1 Units. The Second Operating Agreement provided, among other things, that the Class A and A-1 Units would receive a cumulative, annually-compounded, preferred return of 8.0% and 4.0%, respectively, on capital contributions when and if distributions are declared by the Board of the Company.
Prior to the issuance of the Class C Units on June 7, 2023 as discussed above, the Class A and A-1 unitholders were paid a cash distribution of $4.0 million and $4.1 million, respectively, representing the cumulative accrued preferred return to June 7, 2023.
On June 7, 2023, in connection with the issuance of the Class C Units, the Company entered into the Third Amended and Restated Limited Liability Agreement (“Third Operating Agreement”) which, among other things, eliminated any provisions for future preferred returns on Class A and A-1 Units.
Class A-1 Anti-Dilution Feature
In the event the Company, prior to a Qualified IPO, issues additional membership equity (“Additional Issuance”) at a valuation that represents a purchase price that is less than the New Unit Purchase Price, as defined, the Company is obligated to issue additional Class A-1 units, for no consideration, such that the Class A-1 unitholder maintains the same percentage ownership as prior to the Additional Issuance (“Anti-Dilution Feature”).
The Company has determined that the Anti-Dilution Feature meets the definition of a derivative in accordance with ASC 815. The total loss on derivatives for six months ended June 30, 2023 relating to this feature is $5.1 million and was recorded in other (expense) income, net in the condensed consolidated statements of operations and comprehensive loss. The Anti-Dilution Feature will be remeasured at each reporting period with any adjustments being charged to earnings. The Anti-Dilution Feature has been recorded at its fair value of $2.6 million at June 30, 2023 and is included in accrued other in the condensed consolidated balance sheets. The fair value of the Anti-Dilution Feature was immaterial in prior periods.
As a result of the Anti-Dilution Feature, upon the issuance of the Class C Units on June 7, 2023, the Company issued an additional 174 Class A-1 Units with a fair value of $2.5 million. This additional Class A-1 issuance was recorded in Class A-1 Members’ Equity and a corresponding portion of the derivative liability was settled.
The fair value of the Anti-Dilution Feature was determined using Level 3 inputs. The fair value was estimated at June 30, 2023 using the “with and without” valuation approach comparing cash flows under scenarios assuming the embedded feature was and wasn’t in place. The most significant driver of value is the as-converted value of the Units in the business combination which utilizes the Company’s implied equity value and probability of the Business Combination closing.
Class B-1 Grants
In June 2023, the Company granted 351 Class B-1 Units to certain employees under the 2017 Profits Interest Plan (the “Plan”). The Class B-1 Units have an estimated grant date fair value of $4.4 million based on the Company’s implied equity value as well as the probability of the Business Combination closing. The Class B-1 Units are a series of the Class B Units and have the same rights, privileges, and restrictions as specified in the Plan. The Class B-1 Units only vest upon both continued employment and the consummation of the Business Combination, therefore, no expense has been recognized in the period ended June 30, 2023. Upon the consummation of the Business Combination, the Class B-1 Units will be exchanged for a number of newly issued shares of New AON Class A Common Stock equal to the Per Company Unit Exchange Ratio, as defined in the Business Combination Agreement.